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                                                                    Exhibit 10.3





                       2,000,000 SHARES OF COMMON STOCK

                                      OF

                           EINSTEIN/NOAH BAGEL CORP.

                         CONCURRENT PRIVATE PLACEMENT

                                   AGREEMENT

                             DATED August 1, 1996





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                    CONCURRENT PRIVATE PLACEMENT AGREEMENT

     THIS AGREEMENT is made as of August 1, 1996, between Einstein/ Noah Bagel Corp., a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 6 hereof.


                               R E C I T A L S :
                               -----------------

     WHEREAS, the Company is concurrently offering (i) shares of its common stock, $.01 par value per share ("Common Stock") in an underwritten initial public offering ("Initial Public Offering") and (ii) shares of Common Stock in a non-underwritten public offering ("Concurrent Public Offering") (the Initial Public Offering and Concurrent Public Offering sometimes hereinafter referred to together as the "Public Offerings"); and

     WHEREAS, the Company desires to sell to the Purchaser and the Purchaser desires to purchase, concurrently with, and subject to, the closings of the Public Offerings, an aggregate of 2,000,000 shares of Common Stock (the "Shares"), for a purchase price per Share equal to $15.81, the price to public per share in the Initial Public Offering, net of underwriting discount (the "Price Per Share"), and grant the Purchaser an option to purchase additional shares of Common Stock in certain circumstances, upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Purchase and Sale of Shares. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company at the Closing (as hereinafter defined), the Shares for an aggregate purchase price equal to the Price Per Share multiplied by the number of Shares.

     2.  The Closing of the Purchase and Sale of Shares.

          A. Authorization. On or before the Closing, the Company will have authorized the issuance and sale to the Purchaser of the Shares.

          B. Time and Place of Closing. The closing of the purchase and sale of the Shares (the "Closing") will take place at the offices of Bell, Boyd & Lloyd, 70 W. Madison Street, Chicago, Illinois, subject to the concurrent closing of the sale of shares of Common Stock in the Public Offerings (the "Closing Date"). At the Closing, the Company will deliver to the Purchaser a stock certificate or stock certificates (in such denominations requested by Purchaser at least three business days prior to the Closing) evidencing the Shares to be purchased by the Purchaser, registered in the Purchaser's or its nominee's name, upon payment of the purchase price thereof by wire transfer of immediately available funds to the Company's account at Bank of America Illinois, Chicago, Illinois.


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     3.  Conditions of the Purchaser's Obligation at the Closing.  The
obligation of the Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction as of the Closing of the following conditions:

          A. Closing of Initial Public Offering and Concurrent Public Offering. The Initial Public Offering and the Concurrent Public Offering shall close concurrently herewith, and such closings shall have occurred on or before the end of the fifteenth business day after the date hereof.

          B. Representations and Warranties; Officer's Certificate. The representations and warranties contained in Section 5 hereof shall be accurate at and as of the Closing as though then made. At the Closing Date there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus (as defined in Section 6 hereof), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Purchaser shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Date to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 5 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to Closing Date, and
(iv) no stop order suspending the effectiveness of the Registration Statement (as defined in Section 6 hereof) has been issued and no proceedings for that purpose have been instituted or are pending or are contemplated by the Commission.

          C. Registration Agreement. The Company and the Purchaser shall have entered into a Registration Agreement in form and substance substantially similar to Exhibit A attached hereto (the "Registration Agreement") and the Registration Agreement shall be in full force and effect as of the Closing.

          D. Blue Sky Clearances. The Company shall have timely made all filings under applicable state securities laws, and will have taken all other action necessary to consummate the issuance of the Shares pursuant to this Agreement as a private placement to an accredited investor or pursuant to other available securities registration exemptions in compliance with such laws.

          E. Closing Documents. The Company shall have delivered to the Purchaser all of the following documents:

               (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Sections 3A, 3B and 3C, inclusive, have been fully satisfied;

               (ii) certified copies of the resolutions duly adopted by the Company's board of directors and, if required, by the Company's stockholders authorizing the


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

     execution, delivery, and performance of this Agreement, the Registration Agreement, and each of the other agreements contemplated hereby, and the issuance and sale of the Shares;

               (iii) certified copies of the Company's restated certificate of incorporation and amended and restated bylaws, each as in effect at the Closing;

               (iv) copies of all third party and governmental consents, approvals, and filings obtained in connection with the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal), if any; and

               (v) copies of the Prospectus and Registration Statement filed by the Company with the Securities and Exchange Commission in connection with the Public Offering.

          F. Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing shall have been taken and all documents incident thereto shall be satisfactory in form and substance to counsel to the Purchaser.

          G. Opinion of Company's Counsel. The Purchaser shall have received from Bell, Boyd & Lloyd, counsel for the Company, an executed copy of its opinion to the Purchaser, dated the date of the Closing, in form and substance reasonably satisfactory to the Purchaser.

          H. Receipt of Consents. The Purchaser shall have received the written consent of any persons or entities whose consent is contractually required to consummate the transactions contemplated hereby or by the Registration Agreement.

          I.  Termination of Agreement.

               (i) If any condition specified in this Section 3 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser by notice to the Company at any time at or prior to the Closing.

               (ii) Notwithstanding anything herein to the contrary, the Purchaser may terminate this Agreement, by written notice to the Company, at any time at or prior to Closing Date (a) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (b) the underwriters in the Initial Public Offering or the representatives of such underwriters have terminated the


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

     Purchase Agreement relating to the Initial Public Offering pursuant to
     Section 9 of such Agreement or otherwise.

               (iii) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party; provided that Section 10 shall survive such termination and remain in full force and effect.

     4. Current Public Information. The Company shall at all times file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action to provide current public information to the extent required to enable the Purchaser to sell Restricted Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

     5. Representations and Warranties by the Company. The Company represents and warrants to the Purchaser as of the date hereof, and agrees with the Purchaser, as follows:

               (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

               At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the date hereof, the Registration Statement, the Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Purchaser expressly for use in the Registration Statement or Prospectus.

               Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to


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

     Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) Financial Statements. The financial statements included in the Registration Statement (as defined in Section 6 hereof) and the Prospectus (as defined in Section 6 hereof), together with the related schedules and notes, present fairly, where applicable, the financial position of the respective entity to which such financial statements relate (including, where applicable, the consolidated subsidiaries of such entity) at the dates indicated and, where applicable, the statement of operations, stockholders' equity and cash flows of such entity (including, where applicable, the consolidated subsidiaries of such entity) for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

          (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for cash dividends paid on the Company's Series A Preferred Stock.

          (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vi) Good Standing of Subsidiaries. Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than the pledge of such stock pursuant to the Company's secured revolving bank credit agreement dated May 17, 1996 with Bank of America Illinois, as agent for the lenders named therein (the "Credit Agreement"). The only subsidiaries of the Company are the subsidiaries listed on Exhibit 21.1 to the Registration Statement.

          (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus and except for the Repurchase Shares (as defined in the Prospectus)). The shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

          (viii) Authorization of Agreement. This Agreement has been duly executed and delivered by the Company.

          (ix) Authorization and Description of Securities. The Shares have been duly authorized for issuance and sale to the Company pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights of any security holder of the Company.

          (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or


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     observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xi) Absence of Labor Dispute. Except as disclosed in the Prospectus, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, has been threatened.

          (xii) Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Registration Statement, or which the Company reasonably believes is likely to result in a Material Adverse Effect, or which the Company reasonably believes is likely to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not likely to result in a Material Adverse Effect.


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          (xiii)  Accuracy of Exhibits.   There are no contracts or documents
     which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xiv)  Possession of Intellectual Property.    The Company and its
     subsidiaries own or possess, or reasonably believe that they can acquire on reasonable terms, the patents, patent rights, licenses, invention, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") currently employed by them in connection with the business now operated by them, and, except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice or, to the best of their respective knowledge, is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to carry on the business of the Company or any of its subsidiaries, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xv) Absence of Further Requirements.   No filing with, or
     authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under state securities laws.

          (xvi)  Possession of Licenses and Permits.   The Company and its
     subsidiaries possess such certificates, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvii)  Compliance with Cuba Act.   The Company has complied with, and
     is and will be in compliance with, the provisions of that certain Florida act relating to disclosure

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     of doing business with Cuba, codified as Section
     517,075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

          (xviii)  Registration Rights.   There are no persons with registration
     or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as described in the Registration Statement.

          (xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     6. Definitions. For the purpose of this Agreement, the following terms have the meanings set forth below:

          "Affiliate" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

          "Fair Market Value" as of a particular date (the "valuation date"), shall mean an amount equal to (i) the average of the closing sale price of the shares of Common Stock on the Nasdaq National Market or, if the Common Stock is not then listed on the Nasdaq National Market, on the principal securities exchange, if any, on which the Common Stock is then listed for trading, on the five consecutive trading days ending with (and inclusive of) the fifth trading day prior to the valuation date, as reported in the Wall Street Journal (Western Edition), or, (ii) if no sales take place on any one or more of such days on the Nasdaq National Market or (as the case may be) such principal securities exchange, the average of the closing bid and asked prices on such day or days as officially reported or listed on the Nasdaq National Market or such other principal securities exchange, or, (iii) if the Common Stock is not then listed or admitted to trading on the Nasdaq National Market or other principal securities exchange, the last sale price on such days if reported by a reputable entity or system engaged in the regular reporting of securities prices. If there is no such entity or system or the Common Stock is not publicly traded, "Fair Market Value" shall be determined as of the valuation date by a nationally recognized investment banking or accounting firm mutually acceptable to the Company and the Purchaser.

          "Officer's Certificate" means a certificate signed by the Company's chairman, vice chairman, president, chief executive officer, chief financial officer, or chief operating officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate, taken as a whole with the other documents delivered in connection with this Agreement, does not misstate any material fact and does not omit to state any material fact necessary to make the certificate not misleading.

          "Prospectus" means the final prospectus in the form first furnished to the underwriters for use in connection with the Public Offerings.

          "Registration Statement" means the registration statement on Form S-1 filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act") relating to the Public Offering, including the exhibits thereto and schedules, if any, at the time it became effective and including any information deemed part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A under the 1933 Act, including any Rule 462(b) Registration Statement.

          "Rule 462(b) Registration Statement" means any registration statement filed pursuant to Rule 462(b) under the 1933 Act.

          "Subsidiary" means, with respect to any person, any corporation, partnership, association, or other business entity of which (i) if a corporation, a majority of the total Voting Stock is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership, limited liability company, or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any person or one or more subsidiaries of that person or a combination thereof. For purposes hereof, a person or persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association, or other business entity if such person or persons shall be allocated a majority of partnership, association, or other business entity gains or losses or shall be or control the managing director, general partner or manager of such partnership, limited liability company, association, or other business entity.

          "Voting Stock" means the Common Stock and any other securities of the Company having the power generally (and not merely upon the occurrence of a contingency) pursuant to the Company's charter and bylaws, to vote in the election of the Company's directors; provided, however, that the percentage of Voting Stock held by the Purchaser for purposes relating to the Option shall not include (i) any shares of Common Stock subject to options granted by the Purchaser prior to the date hereof, (ii) any shares of Common Stock held by officers, directors or employees of the Purchaser, and (iii) any shares of Common Stock held by any person or entity that would not be counted under generally accepted accounting principles for determining whether the Purchaser holds a majority of the Voting Stock for consolidated financial statement reporting purposes.

     7.   Consolidation Option.

          A.   Grant of Option; Termination.

               (a) On the terms and subject to the conditions set forth herein, the Company hereby grants to the Purchaser the cumulative, continuing option (the "Option") to purchase (directly or through a nominee, subsidiary or Affiliate of the Purchasaer, whose ownership, sales or transfers of Voting Stock the Purchaser has agreed will be attributed to the

Purchaser) such number of shares of Common Stock as may be necessary, when added to all other shares of Voting Stock owned by the Purchaser, to enable the Purchaser to have ownership of shares of Common Stock equal to the Applicable Percentage (as hereinafter defined) of the Company's then outstanding shares of Voting Stock. For this purpose, the "Applicable Percentage" shall be equal to 52%, provided that if Purchaser voluntarily sells or transfers, and thereby reduces its percentage ownership of the Company's then outstanding shares of Voting Stock to less than 52%, then the "Applicable Percentage" shall be equal to such lesser percentage. The Option shall be exercisable, at the price and on the terms provided below, in whole or in part from time to time, from and after any time when the Purchaser owns less than the Applicable Percentage of the Company's then outstanding Voting Stock.

               (b)  The Option shall terminate:

                      i. if the Purchaser sells or transfers shares of Common Stock and as a result owns less than a majority of the then outstanding shares of Voting Stock (based on the most recent information given in writing by the Company to Purchaser regarding the number of such shares outstanding prior to such sale); or

                      ii. if the percentage of the outstanding shares of Voting Stock owned by the Purchaser is reduced below 50% other than as a result of the Purchaser's voluntary sale or transfer of shares of Common Stock and the Purchaser fails to acquire a sufficient number of shares of Common Stock so that the Purchaser owns at least a majority of the then outstanding shares of Voting Stock by July 31 of the calendar year next following the calendar year in which such reduction occurs; provided, however, that if the process of determining the Fair Market Value of the shares of Common Stock to be purchased hereunder is pending as of such July 31, the Option shall not terminate if such shares of Common Stock are paid for by the Purchaser within five (5) business days after the completion of such determination.

               (c)  For purposes of determining the Applicable Percentage under
Section 7A(a) and the amount of Voting Stock held by the Purchaser pursuant to
Section 7A(b) in connection with a transaction where the Purchaser effects a voluntary sale or transfer of Common Stock simultaneously with an issuance of Voting Stock by the Company, the Purchaser shall be deemed to have sold or transferred such shares of Common Stock prior to the Company's issuance.

          B.   Purchase Price.   Subject to Section 8 hereof, the purchase price
payable upon each exercise of an Option shall be an amount equal to (i) the weighted-average price per share at which the Common Stock was issued or sold in a transaction pursuant to which the Option becomes exercisable (as proportionately adjusted for any stock split, dividend, combination or other event of or similar to the type described in Section 8A occurring after such transaction) multiplied by the number of shares of Common Stock to be purchased upon such exercise in the case of a transaction in which such price per share is readily ascertainable by the amount of cash paid or the value of marketable securities or other readily tradable property exchanged for such Common Stock, or (ii) the Fair Market Value of the Common Stock to be issued pursuant to such Option, in all other cases. The valuation date for purposes of determining such Fair Market Value shall be the date of the transaction pursuant to which the Option becomes exercisable, provided that if the determination of Fair Market Value is to be made by an investment banking or accounting firm, such determination shall be made as of a date as near as possible, in the judgment of such firm, to the date upon which such firm delivers its determination to the Purchaser and the Company. Any fees and expenses payable in connection with such determination or in connection with referring a pricing adjustment to the auditors of the Company pursuant to Section 8A hereof shall be paid by the Company.

          C. Manner of Exercise. The Purchaser shall exercise its Option by delivery of a written exercise notice to the Company designating a date (the "Issue Date"), which date shall be not less than five nor more than 25 business days from the date of such exercise notice. On the Issue Date, provided that all applicable regulatory approvals shall have been obtained, and there are no injunctions outstanding prohibiting such transfer or any other regulatory or governmental impediments to such transfer (collectively, "Governmental Impediments"), the Company shall issue to the Purchaser (or any Affiliate or nominee designated by the Purchaser) the number of shares of Common Stock as to which the Option has been exercised against payment of the purchase price therefor as set forth in Section 7B hereof. If there is any Governmental Impediment, the Issue Date shall be postponed until the tenth business day after the first day on which no Governmental Impediment remains outstanding (and references herein to the Issue Date shall be construed accordingly), unless the Purchaser and the Company agree on some other date. The Purchaser's obligation to purchase the shares of Common Stock on an Issue Date pursuant to the exercise of its Option is conditioned, in its discretion, on (i) no Material Adverse Effect, or (ii) any event or facts that will, with the passage of time, result in a Material Adverse Effect, having occurred between the time Purchaser gives notice of the exercise of its Option and the Issue Date; provided, however, that if the Purchaser determines not purchase shares of Common Stock as a result of the occurrence of the foregoing, the Purchaser's right to exercise its Option to purchase the shares of Common Stock it would have purchased pursuant to such Option exercise or otherwise shall not be adversely affected.

          D.   Payment of Purchase Price.

               (a) The purchase price payable upon any exercise of the Option (the "Option Exercise Price") shall be payable by, at the option of the Purchaser, (i) in check or wire transfer in immediately available funds to an account designated by the Company, or (ii) in that number of registered shares of common stock, $.01 par value per share, of the Purchaser ("Purchaser Shares") equal to the fair market value of the Common Stock to be issued pursuant to the Option divided by the average closing sales price per share of the Purchaser Shares quoted on the Nasdaq National Market, as reported in the Wall Street Journal (Western Edition), for the five business days ending two business days before the Issue Date, rounded up to the nearest whole share. Notwithstanding the foregoing, the Purchaser's right to pay the Option Exercise Price in Purchaser Shares is subject to any restriction on the Company contained in the documents then governing any loan the Company has with a bank or banks; provided, however, that such restrictions may be no more restrictive than those contained in the Company's Secured Loan Agreement dated as of May 17, 1996 with Bank of America Illinois, as agent, as in effect on the date hereof; and provided, further, that the Company agrees to use its reasonable best efforts to obtain any necessary waivers or consents requested by the Purchaser to allow the Option Exercise Price to be paid in Purchaser Shares.

               (b) If the Option Exercise Price with respect to a particular Option exercise is paid in Purchaser Shares and (i) the Company sells all of the Purchaser Shares received by it with respect to such exercise within that number of trading days commencing on the first trading day on which the Nasdaq National Market is open for business following the Issue Date and ending on the day that is that number of days thereafter determined by dividing the number of such Purchaser Shares so received by 100,000 (rounding up to the next whole day), plus two additional days (the "Guarantee Period") for cash in one or more bona fide broker's or market maker transactions through or to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or as otherwise provided in any prospectus pursuant to which the sale and the Company's resale of the Shares is registered (the "Purchaser Prospectus") to one or more persons not affiliated with, related to, or associated with the Company, (ii) the aggregate proceeds from the sale of such Purchaser Shares received by the Company, net of broker's commissions, is less than the dollar amount of the Option Exercise Price (the "Shortfall"), and (iii) the Purchaser receives notice from the Company within 14 days of the expiration of the Guarantee Period of the amount of the Shortfall with copies of applicable confirmation slips or other evidence reasonably satisfactory to the Purchaser attached thereto, the Purchaser shall, within three business days of the receipt of such notice, in it sole discretion, either
(x) pay to the Company an amount in cash equal to the Shortfall, or (y) deliver that number of Shares determined in the manner provided in Section 7D(d) below.

               (c) Notwithstanding anything herein to the contrary, the Purchaser may not exercise its right to pay the Option Exercise Price through the issuance of Purchaser Shares at any time that the distribution of Purchaser Shares by the Purchaser or the resale of Purchaser Shares by the Company during the Guarantee Period would be prohibited by law, including pursuant to Rule 10b-6 under the Securities Exchange Act of 1934, as amended (the "1934 Act").

               (d) In the event the Purchaser elects to pay the Shortfall in Purchaser Shares, the number of Purchaser Shares to be delivered to the Company shall be determined by dividing the Shortfall by the average closing per share sales price of the Purchaser Shares quoted on the Nasdaq National Market, as reported in the Wall Street Journal (Western Edition), for the five (5) trading days immediately prior to the last business day before the date on which the Purchaser delivers the Purchaser Shares to the Company in payment of the Shortfall. In the event the Purchaser elects to pay the Shortfall in Purchaser Shares, the provisions of this Section 7D, as applicable, shall apply for purposes of determining the length of a new Guarantee Period, which shall commence on the trading day immediately following the date on which the Company (or its representative) receives such Purchaser Shares, and other terms relating to the sale of such Purchaser Shares, including, without limitation, any additional Shortfall.

               (e) In the event the Purchaser pays the Option Exercise Price hereunder with Purchaser Shares, the Company agrees that (i) during any trading day during the Guarantee Period the Company will not sell more than 100,000 Purchaser Shares; provided, that, notwithstanding the limitations on sales set forth in this paragraph, on any day during the

Guarantee Period, the Purchaser may permit the Company to sell all, or more than 100,000, Purchaser Shares received in payment of the Option Exercise Price subject to the volume limitations contained from time to time in the Purchaser Prospectus, and (ii) it will not sell any Purchaser Shares during any period when Boston Chicken has notified the Company that the resale of the Advance may be prohibited by Rule 10b-6 under the 1934 Act or that such resale may violate other applicable securities laws, rules or regulations; provided, that if such prohibition occurs during the Guarantee Period the Guarantee Period shall be extended one full day for each day that the Company is prohibited from selling as a result of the limitations in this Section 7D(e).

               (f) The Purchaser agrees that in the event the Company is unable to trade all or part of the Purchaser Shares permitted to be traded by the Company on any trading day during the Guarantee Period through no fault of the Company, the Guarantee Period shall be extended by one trading day for each such trading day on which the Company is so unable to trade. The Company will notify the Purchaser of such extension of the Guarantee Period by the close of business on the third trading day following the date on which the Company is so unable to trade.

          E. New Shares Pari Passu. The shares of Common Stock to be issued on each exercise of an Option shall rank pari passu in all respects with the shares of Common Stock outstanding on the Issue Date applicable thereto, save only as to any dividend, rights or distribution the record date for which shall have occurred before the Issue Date. All shares of Common Stock issued upon an exercise of an Option shall be subject to such limitations, and shall have such rights and privileges, under the Company's charter and bylaws, as are applicable generally to the Common Stock. Each share of Common Stock issued pursuant to an exercise of an Option shall be duly authorized, validly issued and fully paid and nonassessable, and will not be subject to any restriction under the Company's charter or bylaws, as such may be amended from time to time, that is not applicable to shares of Common Stock generally.

          F. Share Certificates and Listing. The Company shall, promptly after the Issue Date applicable to an exercise of an Option, cause a certificate for the shares of Common Stock issued on such exercise to be delivered to the Purchaser or as it may direct. The Company shall, as soon as reasonably practicable after such issue, cause the shares so issued to be listed on the Nasdaq National Market or principal securities exchange on which the Common Stock is then listed for trading.

          G. Reservation of Shares. The Company shall maintain reserved for issuance at all times during the period the Option is exercisable that number of authorized but unissued shares of Common Stock issuable upon exercise of the Option from time to time.

          H.   General Indemnification Relating to Purchaser Shares.

               (a) The Purchaser agrees to reimburse, to the extent permitted by law, the Company, its directors, officers, employees and agents, and each person, if any, who controls the Company within the meaning of the 1933 Act, for any and all losses, claims, damages, expenses and liabilities to which they or any of them may become subject under the 1933 Act or any other statute or common law or otherwise by reason of its offer and sale of Purchaser Shares pursuant to
Section 7D, and to reimburse the Company for any reasonable legal or other expenses actually and reasonably incurred in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of, or are based upon:

                              (i)  any untrue statement of a material fact or
any alleged untrue statement of a material fact contained in or incorporated by reference in the registration statement which contains the Purchaser Prospectus (the "Purchaser Registration Statement") or any post-effective amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

                              (ii) any untrue statement of a material fact or
any alleged untrue statement of a material fact contained or incorporated by reference in the Purchaser Prospectus (as amended or supplemented if the Purchaser shall have filed with the Securities and Exchange Commission any amendment or supplement thereto), if used within the period during which the Purchaser is required to keep the Purchaser Registration Statement in which such Purchaser Prospectus is contained current, or the omission or alleged omission to state therein a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading;

provided, however, that the Purchaser's obligations contained herein shall not apply to losses, claims, damages, expenses, liabilities, or actions arising out of, or based upon any such untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon, and in conformity with, information relating to the Company furnished to the Purchaser by the Company expressly for use in connection with the preparation of the Purchaser Registration Statement or any prospectus contained in the Purchaser Registration Statement or any such amendment or supplement thereto.

                    (b) The Company shall (in the same manner and to the same extent as set forth in subsection (a) above), reimburse, to the extent permitted by law, the Purchaser, its directors, officers, employees and agents, and each person, if any, who controls the Purchaser within the meaning of the 1933 Act, if such statement or omission was made in reliance upon and in conformity with information relating to the Company furnished to the Purchaser by the Company expressly for use in connection with the preparation of the Purchaser Registration Statement or the Purchaser Prospectus or any amendment or supplement thereto.

                    (c) Any person entitled to reimbursement hereunder will (i) give written notice to the reimbursing party of any claim with respect to which it seeks reimbursement within 14 days of the person entitled to reimbursement paying the Reimbursable Expenses (provided, however, that any failure by a person entitled to reimbursement hereunder to give such prompt written notice shall not adversely affect such person's rights hereunder unless and then only to the extent that such failure prejudices the rights of the reimbursing party hereunder) and (ii) unless in such party's reasonable judgment a conflict or interest between such party and the reimbursing parties may exist with respect to such claim, permit such reimbursing party to assume the defense of such claim with counsel reasonably satisfactory to the party being reimbursed. If such defense is assumed, the reimbursing party will not be subject to any liability for any settlement made by the party being reimbursed without its consent (but such consent will not be unreasonably withheld). A reimbursing party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties being reimbursed by such reimbursing party with respect to such claim, unless in the reasonable judgment of such counsel a conflict of interest may exist between such party being reimbursed and any other of such reimbursed parties with respect to such claim.

                    (d) (i) If the reimbursement provided for in Sections 7H(a) and (b) is unavailable to or insufficient to hold harmless the party being reimbursed under paragraphs (a) or (b) hereof in respect of any losses, claims, damages, expenses or liabilities referred to therein, then each applicable reimbursing party, in lieu of reimbursing such party, shall contribute to the amount paid or payable by such party being reimbursed as a result of such losses, claims, damages, expenses, or liabilities in such proportion as is appropriate to reflect the relative fault of the Purchaser and the Company in connection with the statements or omissions which resulted in such losses, claims, damages, expenses, or liabilities. The relative fault of the Purchaser and the Company shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Purchaser or by the Company, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, expenses, and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

                        (ii) The Purchaser and the Company agree that it would not be just and equitable if contribution pursuant to this Section 7H were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                    (e) The Purchaser agrees to reimburse the Company, within 14 days after receipt of written evidence of payment thereof, for the reasonable legal fees and expenses incurred by the Company in connection with the sale of any Purchaser Shares received pursuant to Section 7D.

     8.   Certain Corporate Actions.

          A. Capitalization Issues, Distributions, Sub-division and Consolidation. If, at any time on or after the first trading day by reference to which the Fair Market Value of the Common Stock is determined for the purposes of any exercise of an Option and before the Issue Date relating to such exercise, the Company shall announce that it proposes to issue of shares of Common Stock by way of recapitalization or to declare, pay or make any dividend or other distribution (whether in cash or other property), to make any sub-division of the outstanding shares of Common Stock into a larger number of shares or to consolidate the outstanding shares of Common Stock into a smaller number of shares, then the Company and the Purchaser shall consult to determine whether, and to what extent, any adjustment should be made to the number of shares of Common Stock to be issued on the exercise of its Option and/or to the purchase price payable therefor, in the light of all the facts and circumstances relating to such proposed recapitalization, dividend or other distribution, sub-division or consolidation (including, without limitation, the impact thereof on the sales prices of the Common Stock on the trading days relevant to the determination of Fair Market Value and the relationship of "ex" recapitalization, dividend, sub-division or consolidation dates and/or the record or effective date thereof with such trading days and/or with the Issue Date relating to such exercise). If the parties disagree on the question of adjustment, either or both of them may refer the matter to the Company's independent auditors to determine the same. In making such determination, such auditors shall act as experts and not as arbitrators and their determination shall, in the absence of manifest error, be conclusive and binding. In arriving at their determination, they shall be empowered to take, pay for and rely upon such independent advice or opinion (including, without limitation, as to the impact of the proposed recapitalization, dividend or other distribution, sub-division or consolidation on the said sales prices of the Common Stock) as they consider appropriate.

          B. Certain Diluting Events. If the Company shall (i) issue or sell any shares of Common Stock for a consideration per share less than the Fair Market Value thereof as of the date of issuance, or (ii) issue any share of Common Stock pursuant to warrants, options, rights or convertible securities at a price or a conversion, exercise, exchange or subscription rate less than the Fair Market Value thereof as of the date of issuance (each a "Diluting Event"), and as a result thereof the Option becomes exercisable, the purchase price payable upon the exercise of the Option shall be reduced to a price equivalent to the lesser of the Fair Market Value of the shares of Common Stock acquired upon the exercise of such Option (as determined pursuant to Section 7B hereof) and the weighted average price at which such shares were issued in Diluting Events. For purposes hereof, "Diluting Event" shall not include (i) any issuance of shares of Common Stock pursuant to employee benefit plans, stock option plans or stock options approved by the Company's Board of Directors, (ii) any issuance of shares of Common Stock to officers or employees of the Company in an aggregate amount not to exceed $1 million in any calendar year, (iii) any issuance of shares of Common Stock pursuant to warrants, options, rights or convertible securities at a price greater than or equal to the Fair Market Value of the Common Stock on the date the Company sold or issued, or agreed to sell or issue, such warrants, options, rights or convertible securities, or (iv) any offer of shares of Common Stock pro rata to all holders of Common Stock on equal terms and conditions.

          C. Restrictions on the Company. As long as the Option has not terminated, the Company shall not, without the prior consent of the Purchaser:

          (i) alter any rights attaching to the Common Stock;

          (ii) make any offer or issue or sell any equity securities, or any debt securities convertible into equity securities, in either case other than Common Stock;

          (iii) make any distribution of assets or securities if the fair market value of the assets so distributed or represented by such securities as of the year-end next preceding the distribution date, or the annual revenues of the business represented by such assets or securities for such year exceed 10% of the consolidated gross assets of the Company as of such date or, as the case may be, of the consolidated gross revenues of the Company for such year, as disclosed by its then most recently audited consolidated financial statements;

          (iv) make or permit any Subsidiary to make an assignment for the benefit of creditors or admit in writing its inability to pay its debts generally as they become due; or

          (v) petition or apply, or permit any Subsidiary to petition or apply, to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary or of any substantial part of the assets of the Company or any Subsidiary, or commence any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or, if any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary, by any act of the Company or Subsidiary indicate its approval thereof, consent thereto or acquiescence therein.

     9.   Purchasers' Investment Representations.
          --------------------------------------

     The Purchaser hereby represents to the Company that:

               (i) the Purchaser is acquiring the Shares solely for investment for its own account and not with a view to, or for sale in connection with, a public distribution in violation of the federal securities laws, and acknowledges that each certificate for Shares purchased hereunder will be imprinted with a legend in substantially the following form:

               "The securities represented by this certificate were originally issued on August 1, 1996, and have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred, or assigned unless registered under the Act or an opinion of counsel or other documentation reasonably satisfactory to the Company is obtained to the effect that such sale, transfer, or assignment is exempt from the registration requirements of the Act."

               (ii) the Purchaser has the financial ability to bear the economic risk of an investment in the Shares, has adequate means of providing for its current needs and contingencies, has no need for liquidity in such investment and could afford a complete loss of such investment; and

               (iii) the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act; and

               (iv) the Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares; and

               (v) the Purchaser expressly acknowledges receipt of the Prospectus and acknowledges and agrees that the Purchaser has read and understood the information contained therein; and

               (vi) the Purchaser has been given full opportunity to ask questions of and to receive answers from representatives of the Company concerning the terms and conditions of the investment and the business of the Company and such other information as it desires in order to evaluate an investment in the Shares, and all such questions have been answered to the full satisfaction of the Purchaser; and

               (vii) the Purchaser understands that the Shares have not been registered under the Act or the securities laws of any state, and are being issued in reliance upon specific exemptions from registration thereunder, and the Purchaser agrees that the Shares may not be sold, offered for sale, transferred, pledged, hypothecated, or otherwise disposed of except pursuant to (a) a registration statement with respect to such securities which is effective under the Act and under the securities act of any relevant state, (b) Rule 144 under the Act, or (c) any other exemption from registration under the Act and under the securities act of any relevant state relating to the disposition of securities, provided an opinion of counsel is furnished, reasonably satisfactory in form and substance to the Company, that an exemption from the registration requirements of the Act and such state act is available. The Purchaser understands the legal consequences of the foregoing to mean that it may be required to bear the economic risk of its investment in the Shares for an indefinite period of time. The Purchaser understands that any instruments initially representing the Shares shall bear legends restricting the transfer thereof. The Purchaser agrees not to resell or otherwise dispose of all or any of the Shares, except as permitted by law, including, without limitation, any and all applicable regulations under the Act and any state law or regulations; and

               (viii) the Purchaser understands that no federal or state agency has made any finding or determination as to the fairness of an investment in, or any recommendation or endorsement of, the Shares.

     10.  Survival of Representations and Warranties.     All representations
and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf, until 30 days after audited financial statements for the Company's fiscal year 1997 are delivered to the

Purchaser. Nothing herein shall imply any duty of the Company after the execution and delivery of this Agreement to update any representations or warranties made herein.

     11.  Successors and Assigns.   Except as otherwise expressly provided
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind the respective successors and assigns of the parties hereto whether so expressed or not. References herein to Purchaser shall be deemed to include such assignees. A sale or other transfer of Shares shall not, however, of itself without express assignment of rights or obligations hereunder, be deemed an assignment of any such rights or obligations.

     12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by, or invalid under, applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     13. Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     14.  Descriptive Headings.   The descriptive headings of this Agreement are
inserted for convenience only and do not constitute a part of this Agreement.

     15. GOVERNING LAW. THE DELAWARE GENERAL CORPORATION LAW WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF COLORADO.

     16. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight express courier service (charges prepaid) or by facsimile transmission, or three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepared. Such notices, demands and other communications will be sent to the Purchaser as follows:

                    Boston Chicken, Inc.
                    14103 Denver West Parkway
                    Golden, CO  80401
                    Attention:  General Counsel
                    Facsimile:   (303) 384-5339

and to the Company as follows:

                        Einstein/Noah Bagel Corp.
                        1526 Cole Blvd., Suite 200
                        Golden, CO  80401
                        Attention:  General Counsel
                        Facsimile:  (303) 202-3490

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written


                              EINSTEIN/NOAH BAGEL CORP.



                              /s/ Paul A. Strasen
                              -----------------------------
                              Name: Paul A. Strasen
                                    -----------------------
                              Title: Vice President
                                     ----------------------



                              BOSTON CHICKEN, INC.


                              /s/ Donald J. Bingle
                              -----------------------------
                              Name: Donald J. Bingle
                                    -----------------------
                              Title: Vice President
                                     ----------------------

                            REGISTRATION AGREEMENT
                            ----------------------


          THIS AGREEMENT is made as of August 1, 1996 between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation (the "Investor").

          The parties to this Agreement are parties to a Concurrent Private Placement Agreement of August 1, 1996 (the "Private Placement Agreement"). In order to induce the Investor to enter into the Private Placement Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Private Placement Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

          The parties hereto agree as follows:

          1.  Demand Registrations.

          (a) Requests for Registration. At any time after the earlier of (i) the date on which the Company requests that the Securities and Exchange Commission (the "SEC") declare effective the Resale Registration (as defined in and as required by that certain Amended and Restated Registration Rights Agreement dated as of February 1, 1996 (the "Other Registration Rights Agreement") by and among the Company and the Stockholders named therein (such Stockholders other than the Investor being herein sometimes referred to as the "Other Stockholders"), and (ii) the date thirteen months after the Closing of the Private Placement Agreement, the holders of at least 30% of the Registrable Securities may request registration under the Securities Act of 1933, as amended (the "Securities Act"), of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations"), and the holders of at least 20% of the Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations." In connection with the first Demand Registration requested hereunder, the Company agrees, for the express benefit of the Other Stockholders, to waive any holdback imposed by the Company pursuant to Section 3.4 of the Other Registration Rights Agreement on the Other Stockholders whose securities are registered in the Resale Registration, and the Investor agrees, for the express benefit of such Other Stockholders, to consent to any such waiver, if applicable. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Registrations. The holders of Registrable Securities shall be entitled to request five Demand Registrations in which the Company shall pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered in any Long-Form Registration must equal at least $5,000,000 and in any Short-Form Registration must equal at least $3,000,000. Unless a Long-Form Registration is requested by the holders initially requesting registration, Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form; provided that that such holders shall not be entitled to more than two Long-Form Registrations hereunder. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. A registration shall not count as one of the permitted Demand Registrations until it has become effective (unless such Demand Registration has not become effective due solely to the fault of the holders requesting such registration), and neither the last nor any subsequent Demand Registration shall count as one of the permitted Demand Registrations unless the holders of Registrable Securities are able to register and sell at least 90% of the Registrable Securities requested to be included in such registration; provided, that in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Demand Registration whether or not it has become effective, and whether or not such registration has counted as one of the permitted Demand Registrations (unless such Demand Registration does not become effective due solely to the fault of the holders requesting such registration).

          (c) Priority on Demand Registrations. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering, exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the Registrable Securities initially requesting registration, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

          (d) Restrictions on Long-Form Registrations. The Company shall not be obligated to effect any Long-Form Registration within 120 days after the effective date of a previous Long-Form Registration or a registration in which the holders of Registrable Securities were given piggyback rights pursuant to paragraph 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to

120 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (e) Selection of Underwriters. The holders of a majority of the Registrable Securities initially requesting registration hereunder shall have the right to select the investment banker(s) and manager(s) to administer the offering, if any, subject to the Company's approval which shall not be unreasonably withheld.

          (f) Other Registration Rights. Except as provided in this Agreement, the Company shall not hereafter grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities; provided that the Company may grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Registrable Securities with respect to such Piggyback Registrations and (ii) request registrations so long as the holders of Registrable Securities are entitled to participate in any such registrations with such Persons pro rata on the basis of the number of shares owned by each such holder.

          2.  Piggyback Registrations.

          (a) Right to Piggyback. Commencing on the date on which the holders of Registrable Securities are first entitled to request a Demand Registration pursuant to paragraph 1(a) above, whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (in any event within three business days after its receipt of notice of any exercise of demand registration rights other than under this Agreement) to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within such 15-day period. Notwithstanding the foregoing, the Company shall not be required to effect any registration of Registrable Securities under this paragraph 2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other employee benefit plans, or incidental to the filing of a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415(a)(1)(viii) under the Securities Act or any similar rule that may be adopted by the SEC.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten secondary registration on behalf of the holders of the Company's securities, the selection of investment banker(s) and manager(s) for the offering must be reasonably acceptable to the holders of a majority of the Registrable Securities included in such Piggyback Registration. Such approval will be assumed unless notice to the contrary is given by the holders of a majority of the Registrable Securities included in such Piggyback Registration to the Company within ten days of such holders' receipt of notice of selection by the Company.

          (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities (which consent shall not be unreasonably withheld), file or cause to be effected any other registration for the underwritten offering, issue or sale of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

          3.  Holdback Agreements.

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period (or such shorter period as the underwriters managing the registered public offering may permit) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) In connection with any underwritten registration, the Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period (or such longer period as may be requested by the underwriters managing the registered public offering) beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall use its reasonable best efforts to cause each holder of at least 2% (on a fully-diluted basis) of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering or pursuant to stock options granted under a stock option plan primarily for employees, officers or directors) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than nine months and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq Stock Market National Market System automated quotation system and, if so listed, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "national market system security" within the meaning of Rule 11Aa2-1 of the Securities Exchange Act of 1934, as amended, or, failing that, to secure Nasdaq authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other reasonable actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder; and

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to request the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order; and

          (m) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

          5.  Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities initially requesting such registration and for the reasonable fees and disbursements of each additional counsel retained by any holder of Registrable Securites for the purpose of rendering a legal opinion on behalf of such holder in connection with any underwritten Demand Registration or Piggyback Registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.  Indemnification.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, agents, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its officers, directors, employees, agents, and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual to each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

          7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraph 6 hereof.

          8.  Definitions.

          (a) "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, sole proprietorship, or other entity, business association or organization.

          (b) "Registrable Securities" means (i) any shares of common stock, $0.01 par value per share ("Common Stock"), of the Company issued pursuant to the Private Placement Agreement, (ii) any shares of Common Stock issued or issuable with respect to the shares of Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii) above (including, without limitation, any shares of Common Stock acquired pursuant to the Private Placement Agreement or conversion of convertible debt). Notwithstanding the foregoing, the Company shall not be required to include in any Demand Registration or any Piggyback Registration any Registrable Securities that are then eligible to be sold pursuant to Rule 144(k) under the Securities Act. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force). For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

          (c) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Private Placement Agreement.

          9.  Miscellaneous.

          (a) No Inconsistent Agreements. Except as permitted in paragraph 1(g) hereof, the Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, Investor (as long as the Investor holds any Registrable Securities) and holders of at least a majority of any other outstanding Registrable Securities.

          (e) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law. The Delaware General Corporation Law shall govern all issues and questions concerning the relative rights of the Company and its stockholders. All other issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Colorado, without giving effect to any choice of law or conflict of law rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Colorado.

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

          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight courier service (charges prepaid) or sent via facsimile transmission, and three days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Investor at the address indicated below and to the Company at the address indicated below:

                         Boston Chicken, Inc.
                         14103 Denver West Parkway
                         Golden, CO  80401
                         Attention:  General Counsel
                         Facsimile:  (303) 384-5339

                         Einstein/Noah Bagel Corp.
                         1526 Cole Blvd., Suite 200
                         Golden, CO  80401
                         Attention:  General Counsel
                         Facsimile:  (303) 202-3490

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k) Effect on Prior Rights.   This Agreement supersedes and replaces
in all respects the Investor's and the Company's rights and obligations with respect to each other (and only with respect to each other) contained in the Other Registration Rights Agreement.

          (l) Notice of Transfer. The Investor and any other holder of Registrable Securities agrees to notify the Company of any transfers of Registrable Securities; provided, however, that any failure to give such notice shall not adversely affect the rights to which any holder or transferee of Registrable Securities would otherwise be entitled hereunder.

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

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                              EINSTEIN/NOAH BAGEL CORP.


                              By /s/ Paul A. Strasen
                                 -------------------------
                              Name: Paul A. Strasen
                              Title: Vice President



                              BOSTON CHICKEN, INC.

                              By /s/ Donald J. Bingle
                                 -------------------------
                              Name: Donald J. Bingle
                              Title: Vice President


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